DLJ COMMERCIAL MORTGAGE TRUST 2000-CKP1
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-CKP1

                             UNDERWRITING AGREEMENT

                                October 27, 2000

Donaldson, Lufkin & Jenrette                    Salomon Smith Barney Inc.
     Securities Corporation                     388 Greenwich Street, 11th Floor
11 Madison Avenue                               New York, New York  10013
New York, New York  10010

Prudential Securities Incorporated              McDonald Investments Inc.
One New York Plaza                              800 Superior Avenue
New York, New York  10292                       Cleveland, Ohio  44114

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

     DLJ Commercial Mortgage Corp., a Delaware corporation (the "Company"), proposes to sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Prudential Securities Incorporated ("PSI"), Credit Suisse First Boston Corporation ("CSFB"), Salomon Smith Barney Inc. ("SSBI") and McDonald Investments Inc. ("McDonald"; and, collectively with DLJSC, PSI. CSFB and SSBI, the "Underwriters"), subject to the terms and conditions stated herein, those classes (each, a "Class") of its Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1, specified in Schedule II hereto (the "Registered Certificates"). The Registered Certificates, together with the other commercial mortgage pass-through certificates of the same series (such other commercial mortgage pass-through certificates, the "Private Certificates"; and, collectively with the Registered Certificates, the "Certificates"), will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2000 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Key Corporate Capital Inc. d/b/a Key Commercial Mortgage, as master servicer (in such capacity, the "Master Servicer") and as special sub-servicer (in such capacity, the "Special Sub-Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates will evidence the entire beneficial ownership of a trust fund (the "Trust Fund") to be established by the Company pursuant to the Pooling and Servicing Agreement. The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of conventional, monthly pay, commercial and multifamily mortgage loans (the "Mortgage Loans") transferred by the Company to the Trust Fund and listed in an attachment to the Pooling and Servicing Agreement. Multiple real estate mortgage investment conduit ("REMIC") elections are to be made with respect to the Trust Fund with the resulting REMICs being referred to as "REMIC I", "REMIC II" and "REMIC III", respectively. The Company will acquire some of the Mortgage Loans from Column Financial, Inc. ("Column"), some of the Mortgage Loans from Prudential Mortgage Capital Funding, LLC ("PMCF"), and the remaining Mortgage Loans from KeyBank National Association ("KeyBank; and, collectively with Column and

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PMCF, the "Mortgage Loan Sellers"), in each case pursuant to a mortgage loan purchase agreement dated as of the date hereof (each, a "Mortgage Loan Purchase Agreement"), between the Company and the particular Mortgage Loan Seller. Prudential Mortgage Capital Company, LLC ("PMCC") will also be a party to the Mortgage Loan Purchase Agreement between the Company and PMCF. The Registered Certificates and the Mortgage Loans are described more fully in the Basic Prospectus and the Prospectus Supplement (each of which terms is defined below) which the Company is furnishing to you. Capitalized terms used but not otherwise defined herein will have the respective meanings assigned thereto in the Prospectus Supplement.

     It is our understanding that DLJSC and PSI will act as co-lead managers with respect to the offering of the Registered Certificates contemplated hereby (DLJSC and PSI, together in such capacity, the "Co-Lead Managers").

     Concurrently with the sale of the Registered Certificates contemplated hereby, the Company intends to sell the Private Certificates to DLJSC, PSI and CSFB, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate Purchase Agreement"), among the Company, DLJSC, PSI and CSFB.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-82275) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the offer and sale of commercial mortgage pass-through certificates, such as the Registered Certificates, which registration statement has become effective. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement, dated the date specified in Schedule II hereto, to the prospectus, dated the date specified in Schedule II hereto, relating to the Registered Certificates and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Registered Certificates set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement"; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 under the Act is hereinafter called a "Preliminary Prospectus Supplement"; and any such Preliminary Prospectus Supplement, together with the form of prospectus that accompanied it, are hereinafter called a "Preliminary Prospectus". References herein to the Prospectus or Prospectus Supplement shall exclude any information that is a part thereof solely by reason of such information being incorporated therein by reference pursuant to a filing made in accordance with Section 5(b) hereof. The Company, as depositor with respect to the Trust Fund, will file with the Commission within fifteen days of the issuance of the Registered Certificates a Current Report on Form 8-K (a "Current Report") setting forth specific information concerning the Registered Certificates.

     (b) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date

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(as defined in Section 3), any other amendment to the Registration Statement becomes effective, when, prior to the Closing Date, any supplement to the Prospectus Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act and the rules thereunder, (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written or electronic information furnished to the Company by any Underwriter directly for use therein, (B) the information contained in or omitted from the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 to the Prospectus Supplement and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, or (3) any other information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans (the "Borrowers") or the related mortgaged real properties securing the Mortgage Loans (the "Mortgaged Properties") furnished to the Company or the Underwriters by any Mortgage Loan Seller, (C) the information regarding the Mortgage Loans, the Borrowers, the Mortgaged Properties and/or the Mortgage Loan Sellers contained in or omitted from the Prospectus Supplement, or any amendment thereof or supplement thereto, under the headings "Summary of the Prospectus Supplement--The Underlying Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Mortgage Pool", on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) the information contained in or omitted from any Computational Materials or ABS Term Sheets (each as defined in Section 9 hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made in accordance with Section 5(b). The "Master Tape" consists of the compilation of underlying information and data regarding the Mortgage Loans covered by the Independent Accountants Report on Applying Agreed Upon Procedures dated October 27, 2000, as supplemented to the Closing Date, and rendered by Arthur Andersen LLP.

     (c) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, and the Company is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

     (d) The Commission has not made any request for any further amendment of the Registration Statement or the Prospectus or for any additional information regarding the Registered Certificates, the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and has not instituted or, to the Company's knowledge, threatened to institute

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any proceeding for that purpose, and there has not been any suspension of the qualification of the Registered Certificates for sale in any jurisdiction or the initiation or, to the Company's knowledge, threatening of any proceeding for such purpose.

     (e) At or prior to the Closing Date, the Company will have entered into the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements; this Agreement has been duly authorized, executed and delivered by the Company; and the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, when delivered by the Company, will have been duly authorized, executed and delivered by the Company.

     (f) Assuming due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, when delivered by the Company, will constitute, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of any such agreement which purport or are construed to provide indemnification from securities law liabilities.

     (g) The Registered Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the issuance and sale of the Registered Certificates have been duly and validly authorized by the Company; and the Registered Certificates, when duly and validly executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and paid for by and delivered to the Underwriters in accordance with this Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

     (h) The execution, delivery and performance by the Company of this Agreement, the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements will not result in a breach or violation of any term or provision of the certificate of incorporation or by-laws of, or any statute or regulation applicable to, the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements.

     (i) There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Registered Certificates, (ii) seeking to prevent the issuance of the Registered Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase

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Agreements, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Registered Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Registered Certificates described in the Prospectus.

     (j) There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements.

     (k) There are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

     (l) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Registered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Registered Certificates by the Underwriters.

     (m) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

     (n) Any taxes, fees and other governmental charges payable by the Company in connection with the execution and delivery of this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements or the issuance and sale of the Registered Certificates (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom), have been or will be paid at or prior to the Closing Date.

     (o) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company will have good title to, and will be the sole owner of, each Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance; provided that this representation and warranty is made with respect to each Mortgage Loan on the basis of the assumption that the related Mortgage Loan Seller delivered to the Company good title to such Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance.

     (p) The transfer of the Mortgage Loans to the Trustee and the sale of the Certificates by the Company, at the Closing Date, will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

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     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of each Class of the Registered Certificates set forth opposite each such Underwriter's name in
Schedule I hereto.

     The purchase price for each Class of the Registered Certificates, expressed as a percentage of the aggregate principal amount thereof as of the Closing Date, is set forth in Schedule II hereto. There will be added to the purchase price of the Registered Certificates interest in respect of each Class of the Registered Certificates at the interest rate applicable to such Class from November 1, 2000 to but not including the Closing Date.

     Each Underwriter hereby represents and warrants that, for financial accounting and reporting purposes, such Underwriter shall treat its acquisition of Registered Certificates, pursuant to this Agreement, as a purchase of assets and not as a secured lending.

     3. Delivery and Payment. The closing for the purchase and sale of the Registered Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as shall be mutually acceptable to the Underwriters and the Company (such date and time of purchase and sale of the Registered Certificates being herein called the "Closing Date"). Delivery of the Registered Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each Class of Registered Certificates will be represented by one or more definitive global Certificates to be deposited by or on behalf of the Company with DTC. Delivery of the Registered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds or by such other method as may be acceptable to the Company.

     The Company agrees to have the Registered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Registered Certificates for sale to the public as set forth in the Prospectus. It is further understood that the Company in reliance upon Policy Statement 105, has not filed and will not file an offering statement pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Registered Certificates. As required by Policy Statement 105, each Underwriter therefore covenants and agrees with the Company that sales of the Registered Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

     5. Agreements. The Company agrees with the several Underwriters that:

     (a) The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Registered Certificates is required to be delivered under the Act, any amendment to the Registration Statement affecting the Registered Certificates (other than any amendment by reason of the operation of Rule 429 under the Act) shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus, or for any additional information, affecting or in respect of the Registered Certificates, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement

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affecting the Registered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement affecting the Registered Certificates (other than any amendment by reason of the operation of Rule 429 under the Act) or any supplement to the Prospectus unless the Company has furnished each of the Co-Lead Managers with a copy for its review prior to filing, and will not file any such proposed amendment or supplement to which either of the Co-Lead Managers reasonably objects, in any event until after the end of the period during which a prospectus is required to be delivered to purchasers of the Registered Certificates under the Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Act by means reasonably calculated to result in filing with the Commission pursuant to said Rule. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement affecting the Registered Certificates and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) The Company will cause any Computational Materials and Structural Term Sheets (as defined in Section 9 below) with respect to the Registered Certificates that are delivered by an Underwriter to the Company pursuant to
Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by an Underwriter prior to 10:30 a.m. (New York City time) and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Registered Certificates that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. (New York City time). In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans from those on which a Collateral Term Sheet with respect to the Registered Certificates previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. (New York City time). In each case, the Company will promptly advise the Underwriters when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the foregoing provisions of this Section 5(b), the Company shall have no obligation to file any materials provided by the Underwriters pursuant to Section 9 which, in the reasonable determination of the Company, are not required to be filed pursuant to the No-Action Letters (as defined in Section 9 below), or contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets provided by the Underwriters to the Company pursuant to Section 9 hereof. The Company shall give notice to the Underwriters of its determination not to file any

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materials pursuant to the preceding sentence and agrees to file such materials if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

     (c) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company promptly will prepare and file with the Commission, subject to paragraph
(a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company pursuant to Section 9 hereof which the Company determines to file in accordance therewith.

     (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, for so long as delivery by an Underwriter or dealer of a prospectus relating to the Registered Certificates may be required by the Act, as many copies of the Prospectus, each Preliminary Prospectus, if any, and any amendments and supplements thereto as the Underwriters may reasonably request.

     (e) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Registered Certificates for sale under the laws of such jurisdictions as the Co-Lead Managers may designate and will maintain such qualification in effect so long as required for the distribution of the Registered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

     (f) The costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the Term Sheet for the Joint Conduit Securitizations between DLJSC, PSI, Column, PMCC and KeyBank.

     6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase their respective allocations of the Registered Certificates as provided in this Agreement shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy in all material respects of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions with respect to the Registered
Certificates:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

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     (b) The Underwriters shall have received from the Company a certificate, dated the Closing Date and executed by an executive officer of the Company, to the effect that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (c) The Underwriters shall have received with respect to the Company a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 10 days prior to the Closing Date.

     (d) The Underwriters shall have received from the Secretary or an assistant secretary of the Company, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of the Company, signed this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, in the Pooling and Servicing Agreement or in any of the Mortgage Loan Purchase Agreements, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such person appearing on any such documents and certificates is his or her genuine signature; and (ii) no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date of the good standing certificate referred to in paragraph (c) above which has affected the good standing of the Company under the laws of the State of Delaware. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of the Company) of the certificate of incorporation and by-laws of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements.

     (e) The Underwriters shall have received from Sidley & Austin, in its capacity as counsel for the Company, an opinion, dated the Closing Date, that is substantially in the form attached hereto as Exhibit A.

     (f) The Underwriters shall have received from Sidley & Austin, in its capacity as counsel to the Company and the Underwriters, a letter, dated the Closing Date, that is substantially in the form attached hereto as Exhibit B.

     (g) The Underwriters shall have received, with respect to each of the Master Servicer, the Special Servicer, the Special Sub-Servicer and the Trustee, a favorable opinion of counsel, dated the Closing Date and satisfactory to counsel for the Underwriters, addressing, among other things, the valid existence of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party and, subject to such customary limitations as are acceptable to counsel for the Underwriters, the enforceability of the Pooling and Servicing Agreement against such party. Such opinion may express its reliance as to factual matters on certificates of public officials and on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of parties to, this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered and be based upon such other assumptions, qualifications and limitations as may be reasonably acceptable to counsel for the Underwriters. Such opinion may be qualified as an opinion only on the laws of the jurisdiction wherein the subject party is organized, the laws of the State of New York and the federal law of the United States.

     (h) The Underwriters shall have received from Arthur Andersen LLP, certified public accountants, letters dated the date of the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and satisfactory in form and substance to the Co-Lead Managers and counsel for the Underwriters, stating in effect that, using the assumptions and methodology used by the Company, all of which shall be described in such letters, they have recalculated such numbers and percentages set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement as the Co-Lead Managers may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations.

     (i) The Underwriters shall have received all opinions, certificates and other documents required under the related Mortgage Loan Purchase Agreement to be delivered by each Mortgage Loan Seller (and, in the case of PMCF, by PMCC) and its (or their) counsel in connection with such Mortgage Loan Seller's sale of Mortgage Loans to the Company, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

     (j) The Registered Certificates shall have been rated as indicated on
Schedule II by the Rating Agencies and such ratings shall not have been rescinded.

     (k) The Underwriters shall have received all opinions rendered to the Rating Agencies by counsel to the Company and each Mortgage Loan Seller, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

     (l) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be reasonably satisfactory in form and substance to the Co-Lead Managers and counsel for the Underwriters.

     (m) Subsequent to the date hereof, there shall not have occurred any change, or development including a prospective change, in or affecting the business or properties of the Company which, in the judgment of the Co-Lead Managers after consultation with the Company, materially impairs the investment quality of the Registered Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Registered Certificates as contemplated in the Prospectus.

     7. Cancellation for Failure to Perform. If any of the conditions specified in Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned in Section 6 or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Co-Lead Managers and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Co-Lead Managers. Notice of such cancellation shall be given to the Company in writing, or by telephone or by either telegraph or telecopier confirmed in writing.

     8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Act or the Exchange Act, against any and all losses, claims, damages, liabilities, costs and expenses, joint or several, to which such Underwriter or any such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment of or supplement to any such document, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such loss, claim, damage, liability, cost, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written or electronic information furnished to the Company by any Underwriter specifically for use therein, (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Preliminary Prospectus Supplement and the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 thereto and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (3) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Company or the Underwriters by any Mortgage Loan Seller, or (C) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (other than a Company Mathematical Error (as defined below)) made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) with respect to the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers under the headings "Summary of the Prospectus Supplement--The Underlying Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Mortgage Pool" therein, on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Computational Materials or ABS Term Sheets (or any amendments thereof or supplements thereto) furnished to prospective investors and made a part of, or incorporated by reference into, the Registration Statement or in any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made pursuant to Section 5(b); and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage, liability, cost or expense purchased the Registered Certificates which are the subject thereof if such Underwriter did not deliver to such person a copy of the Prospectus (or the Prospectus as most recently amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act, the Company has previously furnished to such Underwriter copies thereof in sufficient quantity and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as most recently amended or supplemented) and such correction would have cured the defect giving rise to any such loss, claim, damage, liability, cost or expense. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     A "Company Mathematical Error" consists of any untrue statement or omission made in the Prospectus Supplement or any Preliminary Prospectus Supplement as a result of an error in the manipulation of, or any calculations based upon, or any aggregation (other than an aggregation made in the Master Tape) of, the numerical, financial and/or statistical information regarding the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers contained in the Master Tape or otherwise provided to the Company by any Mortgage Loan Seller.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages, liabilities, costs and expenses to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), or (ii) any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) delivered to prospective investors by such Underwriter and furnished to the Company, whether by such Underwriter or any other Underwriter, pursuant to or as contemplated by Section 9 and made a part of, or incorporated by reference in, the Registration Statement or in any Preliminary Prospectus Supplement or the Prospectus (or any amendment thereof or supplement thereto) by reason of a filing made pursuant to Section 5(b), or arise out of or are based on the omission or alleged omission to state in any such document a material fact necessary to make the statements therein, in the light of the circumstances under which they were made (and, in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus), not misleading; provided, however, that no Underwriter shall be liable for any such loss, claim, damage, liability, cost or expense that arises out of an untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written or electronic information relating to such Underwriter furnished to the Company by such Underwriter specifically for use in such document; and provided, further, that no Underwriter shall be liable to the extent that any loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Computational Materials or ABS Term Sheets (or any amendment thereof or supplement thereto) made in reliance upon and in conformity with (A) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Computational Materials and ABS Term Sheets), (B) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (C) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Underwriters by the Company or any Mortgage Loan Seller (the error in the Master Tape or any such other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers or the breach in such representations and warranties that gave rise to such untrue statement or omission, a "Collateral Error"), except to the extent that a Mortgage Loan Seller or the Company notified such Underwriter in writing of such Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any case, a "Corrected Collateral Error") prior to the time of confirmation of sale to the person that purchased the Registered Certificates that are the subject of any such loss, claim, damage, liability, cost or expense, or action in respect thereof, and such Underwriter failed to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person the Prospectus as amended or supplemented) at or prior to confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. For all purposes of this Agreement, the Company acknowledges that the statements set forth in [the fourth sentence of the last paragraph of the cover page, the four sentences under the heading "Summary of Prospectus Supplement--Relevant Parties--Underwriters", and the entire second paragraph, the second sentence of the third paragraph, the first sentence of the fifth paragraph and the entire last paragraph under the heading "Method of Distribution" in the Prospectus Supplement and any Preliminary Prospectus Supplement] constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) furnished to the Company by any Underwriter for filing pursuant to Section 5(b)), and you confirm that such statements are correct. Any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) so furnished to the Company by a particular Underwriter shall relate exclusively to and be, to the extent provided herein, the several responsibility of such Underwriter and no other Underwriter.

     (c) Promptly after receipt by an indemnified party under paragraph (a) or
(b) of this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) of this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b), as applicable, of this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and if the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, selected by the Co-Lead Managers in the case of paragraph (a) of this Section 8 and by the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     An indemnifying party shall not be liable for any settlement of any proceeding effected without its consent. If any proceeding is settled with such consent or if there is a final judgment for the plaintiff, however, the indemnifying party shall indemnify the indemnified party from and against any loss, claim, damage, liability, cost or expense by reason of such settlement or judgment. Notwithstanding the foregoing, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this Section 8, (ii) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, liabilities, costs or expenses referred to in and intended to be covered under such paragraph (a) or (b), as the case may be, above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, costs or expenses as follows:

          (i) in the case of any such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) referred to in and intended to be covered under paragraph (a) above, in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the total purchase price of the Registered Certificates specified in
     Schedule II hereto and the Company is responsible for the balance (or, if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required in Section 8(c) or in the last paragraph of this Section 8(d), in such proportion as would be determined pursuant to the immediately following clause (ii)); provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Registered Certificates) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Registered Certificates purchased by such Underwriter hereunder; and

          (ii) in the case of any losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) referred to in and intended to be covered under paragraph (b) above, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that is the basis for such loss, claim, damage, liability, cost or expense, results from information prepared by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the indemnified party that received such payment shall promptly refund the amount so paid to the indemnifying party.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8(d), each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any liability it or they may have otherwise than under this Section 8(d).

     9. Computational Materials and ABS Term Sheets.

     (a) Not later than 10:30 a.m., New York City time, on the date hereof, each Underwriter shall deliver to the Company and its counsel, as provided below, a complete copy of all materials prepared, or caused to be prepared, and provided by such Underwriter to prospective investors in the Registered Certificates, which materials constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "1994 Kidder/PSA Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "1995 PSA Letter" and, together with the 1994 Kidder/PSA Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the 1995 PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by Section 9(b)(i) below. For purposes of this Agreement, "Structural Term Sheets" shall have the meaning set forth in the 1995 PSA Letter. Each delivery of Computational Materials and/or ABS Term Sheets to the Company and its counsel pursuant to this paragraph (a) shall be made in paper form and, in the case of ABS Term Sheets, electronic format suitable for filing with the Commission.

     (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, as applicable, that:

          (i) if such Underwriter has prepared, or caused to be prepared, any Collateral Term Sheets that were provided to potential investors in the Registered Certificates prior to the date hereof, and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered to the Company and its counsel, in the manner contemplated by Section 9(a), a copy of such materials no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

          (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to
     Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Registered Certificates prepared, or caused to be prepared, by such Underwriter that were furnished (whether in written, electronic or other format) to prospective investors in the Registered Certificates prior to the date hereof, except for any Preliminary Prospectus and any Computational Materials and ABS Term Sheets with respect to the Registered Certificates which are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets prepared, or caused to be prepared, by such Underwriter that were provided to potential investors in the Registered Certificates comply with the requirements of the No-Action Letters;

          (iii) on the respective dates any Computational Materials and/or ABS Term Sheets with respect to the Registered Certificates referred to in
     Section 9(b)(ii) were last furnished by such Underwriter to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iv) at the time any Computational Materials or ABS Term Sheets with respect to the Registered Certificates were furnished by such Underwriter to a prospective investor and on the date hereof, such Underwriter possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, such Underwriter will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the such Underwriter contained in subparagraphs (ii) and (iii) above of this Section 9(b);

          (v) all Collateral Term Sheets with respect to the Registered Certificates prepared, or caused to be prepared, by such Underwriter that were furnished to prospective investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets;

          (vi) unless otherwise consented to by the Company, all Computational Materials and ABS Term Sheets with respect to the Registered Certificates prepared, or caused to be prepared, by such Underwriter that were furnished to prospective investors contained and will contain a legend generally to the effect that the Company has not participated in the preparation of or authorized the distribution of such Computational Materials or ABS Term Sheets; and

          (vii) after the date hereof, such Underwriter shall not deliver or authorize the delivery of any Computational Materials, ABS Term Sheets or other materials relating to the Registered Certificates (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Prospectus prior to or at the same time as the delivery of such Computational Materials, ABS Term Sheets or other materials;

provided that no Underwriter makes any representation or warranty as to whether any Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement or omission resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from a Mortgage Loan Seller or the Company of notice of such Collateral Error or materials superseding or correcting such Collateral Error).

     (c) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of any Underwriter or counsel for the Underwriters to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made (and when read in conjunction with the Prospectus), not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the Exchange Act or the rules thereunder, then the Underwriters that furnished the subject Computational Materials or ABS Term Sheets to prospective investors in the Registered Certificates, at their expense (such expense to be allocated among them based on the relative fault of such Underwriters) (or, if such amendment or supplement is necessary in order for any Current Report to comply with the Act or the Exchange Act or the rules thereunder, at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Registered Certificates that received such information being amended or supplemented. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by any of the Underwriters to the Company pursuant to this paragraph (c)) or (ii) such filing is not required under the Act. Each Underwriter that furnished the subject Computational Materials or ABS Term Sheets to prospective investors in the Registered Certificates represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no Underwriter makes any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from a Mortgage Loan Seller or the Company of notice of such Collateral Error or materials superseding or correcting such Collateral Error).

     (d) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Company or counsel for the Company to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by any Underwriter pursuant to or as contemplated by this Section 9 or the omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they made (and when read in conjunction with the Prospectus), not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the Exchange Act or the rules thereunder, the Company promptly will notify each Underwriter of the necessity of such amendment or supplement, and the Underwriters that furnished the subject Computational Materials or ABS Term Sheets to prospective investors in the Registered Certificates, at their expense (such expense to be allocated among them based on the relative fault of such Underwriters) (or, if such amendment or supplement is necessary in order for any Current Report to comply with the Act or the Exchange Act or the rules thereunder, at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Registered Certificates that received such information being amended or supplemented. Each Underwriter that furnished the subject Computational Materials or ABS Term Sheets to prospective investors in the Registered Certificates represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no Underwriter makes any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from a Mortgage Loan Seller or the Company of notice of such Collateral Error or materials superseding or correcting such Collateral Error).

     (e) The Underwriters (at their own expense) further agree to provide to the Company any accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets, which accountants' letters shall be addressed to the Company or shall state that the Company may rely thereon; provided that the Underwriters shall have no obligation to procure any such letters.

     10. Substitution of Underwriters.

     (a) If any Underwriter shall fail to take up and pay for the amount of the Registered Certificates agreed by such Underwriter to be purchased under this Agreement (such Underwriter being a "Defaulting Underwriter"), upon tender of such Registered Certificates in accordance with the terms hereof, and the amount of the Registered Certificates not purchased does not aggregate more than 10% of the total amount of the Registered Certificates set forth in Schedule I hereof (based on aggregate purchase price), the remaining Underwriters shall be obligated to take up and pay for the Registered Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase (pro rata based on the aggregate purchase prices agreed to be paid by the non-Defaulting Underwriters for their respective allocations of the Registered Certificates, as set forth on Schedule I and Schedule II hereof).

     (b) If any Underwriter shall fail to take up and pay for the amount of the Registered Certificates agreed by such Underwriter to be purchased under this Agreement, upon tender of such Registered Certificates in accordance with the terms hereof, and the amount of the Registered Certificates not purchased aggregates more than 10% of the total amount of the Registered Certificates set forth in Schedule I hereto (based on aggregate purchase price), and arrangements satisfactory to the remaining Underwriters and the Company for the purchase of such Certificates by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 5(f) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of the Registered Certificates such Underwriter agreed to purchase hereunder) be under any liability to the Company (except to the extent provided in Section 5(f), Section 8 and Section 9 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Company or the other Underwriters by reason of its failure to take up and pay for Registered Certificates as agreed by such Defaulting Underwriter.

     11. Termination Upon the Occurrence of Certain Events. This Agreement shall be subject to termination in the absolute discretion of the Co-Lead Managers by notice given to the Company prior to delivery of and payment for all Registered Certificates if prior to such time (i) trading in securities of the Company or any affiliate on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Co-Lead Managers, impractical to market the Registered Certificates.

     12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Registered Certificates. The provisions of Section 5(f), Section 8 and Section 9 hereof shall survive the termination or cancellation of this Agreement.

     13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any Underwriter, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at its address set forth on Schedule I hereto (or, in the case of any Underwriter, at such other address as may be furnished by such Underwriter to the Company); or, if sent to the Company, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 11 Madison Avenue, New York, New York 10010, Attention: N. Dante LaRocca (or at such other address as may be furnished by the Company to each Underwriter in accordance with this Section 13).

     14. Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and their successors, heirs and legal representatives, and no other person will have any right or obligation hereunder.

     15. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against who enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            DLJ COMMERCIAL MORTGAGE CORP.

                                            By:_________________________________
                                                Name:
                                                Title:

Accepted at New York, New York              Accepted at New York, New York
as of the date first written above.         as of the date first written above.

DONALDSON, LUFKIN & JENRETTE                PRUDENTIAL SECURITIES INCORPORATED
SECURITIES CORPORATION

By:_______________________________          By:_________________________________
    Name:                                       Name:
    Title:                                      Title:

Accepted at New York, New York              Accepted at New York, New York
as of the date first written above.         as of the date first written above.

SALOMON SMITH BARNEY INC.                   MCDONALD INVESTMENTS INC.

By:_______________________________          By:_________________________________
    Name:                                       Name:
    Title:                                      Title:

Accepted at New York, New York
as of the date first written above.

CREDIT SUISSE FIRST BOSTON
  CORPORATION

By:_______________________________
    Name:
    Title:

                                   SCHEDULE I


                                                                 PRINCIPAL AMOUNT OF RELEVANT
                                                                       CLASS OF OFFERED
UNDERWRITERS (AND ADDRESSES)                   CLASS             CERTIFICATES TO BE PURCHASED
----------------------------                 ----------          ----------------------------
Donaldson, Lufkin & Jenrette                 Class A-1A                 $ 77,655,000
  Securities Corporation                     Class A-1B                 $384,688,500
11 Madison Avenue                            Class A-2                  $ 25,798,000
New York, New York  10010                    Class A-3                  $ 29,023,500
Attention:  N. Dante LaRocca                 Class A-4                  $  8,062,000
                                             Class B-1                  $  8,062,000
                                             Class B-2                  $ 12,899,000
                                             Class B-3                  $  6,449,500

Prudential Securities Incorporated           Class A-1A                 $ 77,655,000
One New York Plaza                           Class A-1B                 $384,688,500
New York, New York  10292                    Class A-2                  $ 25,798,000
Attention:  David Rodgers                    Class A-3                  $ 29,023,500
                                             Class A-4                  $  8,062,000
                                             Class B-1                  $  8,062,000
                                             Class B-2                  $ 12,899,000
                                             Class B-3                  $  6,449,500

Credit Suisse First Boston                   Class A-1A                   $0
  Corporation                                Class A-1B                   $0
11 Madison Avenue                            Class A-2                    $0
New York, New York  10010                    Class A-3                    $0
                                             Class A-4                    $0
Attention:  Colleen A. Graham, Esq.          Class B-1                    $0
                                             Class B-2                    $0
                                             Class B-3                    $0

Salomon Smith Barney Inc.                    Class A-1A                 $ 15,000,000
388 Greenwich Street, 11th Floor             Class A-1B                 $ 10,000,000
New York, New York  10013                    Class A-2                    $0
Attention:  Paul Vanderslice                 Class A-3                    $0
                                             Class A-4                    $0
                                             Class B-1                    $0
                                             Class B-2                    $0
                                             Class B-3                    $0

McDonald Investments Inc.(1)                 Class A-1A                 $ 40,000,000
800 Superior Avenue                          Class A-1B                 $ 10,000,000
Cleveland, Ohio  44114                       Class A-2                    $0
Attention:  Joseph Chinnici                  Class A-3                    $0
                                             Class A-4                    $0
                                             Class B-1                    $0
                                             Class B-2                    $0
                                             Class B-3                    $0





---------------

     (1) Notices and other communications should also be sent to Robert C.
Bowes at KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114.

                                   SCHEDULE II


Registration Statement No. 333-82275

Basic Prospectus dated:                        October 17, 2000

Prospectus Supplement dated:                   October 27, 2000

Title of Registered Certificates:              Commercial Mortgage Pass-Through
                                               Certificates, Series 2000-CKP1, Class A-1A,
                                               Class A-1B, Class A-2, Class A-3, Class A-4,
                                               Class B-1 and Class B-2

Closing:                                       10:00 a.m. on November 7, 2000
                                               at the offices of
                                               Sidley & Austin
                                               875 Third Avenue
                                               New York, New York  10022


                             INITIAL
                       AGGREGATE PRINCIPAL           INITIAL
CLASS DESIGNATION       AMOUNT OF CLASS(1)      PASS-THROUGH RATE      PURCHASE PRICE(2)      RATING (3)
-----------------       ------------------      -----------------      -----------------      ----------
Class A-1A                  $210,310,000              6.930%              100.0000000%         Aaa/AAA
Class A-1B                  $789,377,000              7.180%              100.5156250%         Aaa/AAA
Class A-2                   $ 51,596,000              7.350%              100.5312500%         Aa2/AA
Class A-3                   $ 58,047,000              7.500%              100.4843750%         A2/A
Class A-4                   $ 16,124,000              7.600%              100.5000000%         A3/A
Class B-1                   $ 16,124,000              7.950%              100.4843750%         Baa1/BBB+
Class B-2                   $ 25,798,000              8.000%              100.5000000%         Baa2/BBB
Class B-3                   $ 12,899,000              8.238%               99.0468750%         Baa3/BBB-

------------------

(1)  Plus or minus a permitted variance of 5%.

(2) Expressed as a percentage of the aggregate principal amount of the relevant class of Registered Certificates to be purchased. The purchase price for each class of the Registered Certificates will also include accrued interest at the initial Pass-Through Rate therefor on the aggregate principal amount thereof to be purchased from November 1, 2000 to but not including the Closing Date.

(3)  By each of Moody's Investors Service, Inc. and Fitch, Inc., respectively.

                                    EXHIBIT A

               OPINION OF SIDLEY & AUSTIN PURSUANT TO SECTION 6(E)

                                November 7, 2000

DLJ Commercial Mortgage Corp.                 Salomon Smith Barney Inc.
11 Madison Avenue                             388 Greenwich Street, 11th Floor
New York, New York  10010                     New York, New York  10013

Donaldson, Lufkin & Jenrette                  Wells Fargo Bank Minnesota, N.A.
  Securities Corporation                      45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York 10006
New York, New York  10010

Prudential Securities Incorporated            Moody's Investors Service, Inc.
One New York Plaza                            99 Church Street
New York, New York  10292                     New York, NY  10008

McDonald Investments Inc.                     Fitch, Inc.
800 Superior Avenue                           One State Street Plaza, 31st Floor
Cleveland, Ohio  44114                        New York, New York  10004

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010

       Re: DLJ Commercial Mortgage Trust 2000-CKP1,
           Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1

Ladies and Gentlemen:

     We have acted as special counsel to DLJ Commercial Mortgage Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

     1. the filing by the Depositor of a registration statement on form S-3 (No. 333-82275) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "1933 Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

     2. the sale by Column Financial Inc. ("Column"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement, dated as of October 27, 2000 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

     3. the sale by Prudential Mortgage Capital Funding, LLC ("PMCF"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans ( the "PMCF Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of October 27, 2000 (the "PMCF Mortgage Loan Purchase Agreement"), between PMCF as seller, Prudential Mortgage Capital Company, LLC (PMCC") as the additional party and the Depositor as purchaser;

     4. the sale by KeyBank National Association ("KeyBank"), and the purchase by Depositor, of a third segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of October 27, 2000 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

     5. the creation of a trust fund (the "Trust Fund"), and the issuance of an aggregate $1,289,918,771 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1 (the "Certificates"), consisting of 19 classes designated Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class C, Class D, Class E, and Class R, pursuant to the Pooling and Servicing Agreement dated as of November 1, 2000 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Key Corporate Capital Inc. d/b/a Key Commercial Mortgage, as master servicer and special sub-servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank Minnesota, N. A., as trustee (the "Trustee");

     6. the transfer of the Column Mortgage Loans, the PMCF Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust Fund, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates;

     7. the sale by the Depositor, and the purchase by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Prudential Securities Incorporated ("Prudential"), Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald") and Salomon Smith Barney Inc. ("SSBI"; and, collectively with DLJSC, Prudential, CSFB and McDonald, in such capacity, the "Underwriters") of the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of October 27, 2000 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

     8. the sale by the Depositor, and the purchase by DLJSC, Prudential and CSFB (collectively, in such capacity, the "Placement Agents") of the Class S, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class C, Class D, Class E and Class R Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of October 27, 2000 (the "Certificate Purchase Agreement"), between the Depositor and the Placement Agents.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement, the PMCF Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For purposes of this opinion letter, we have reviewed:

     1. the Agreements;

     2. the Registration Statement;

     3. the Prospectus, dated October 17, 2000, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus");

     4. the Prospectus Supplement, dated October 27, 2000, specifically relating to the Trust Fund and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"); and

     5. the Private Placement Memorandum, dated October 27, 2000, relating to the Trust Fund and certain classes of the Privately Offered Certificates (including all exhibits and annexes thereto, the "Private Placement Memorandum").

     In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) except to the extent expressly addressed in Paragraph 5 below, the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed in Paragraphs 5 and 9 below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) except to the extent expressly addressed in Paragraph 6 below, the due authorization by all necessary action, and the due execution and delivery, of the Agreements by each of the parties thereto, (ix) except to the extent expressly addressed in Paragraph 7 below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, and (xi) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley & Austin attorneys currently practicing law with this firm who have been actively involved in any material respect in representing the Depositor in connection with the Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter. We call to your attention that, with your knowledge and consent, such Sidley & Austin attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and, where expressly referred to below, the federal laws of the United States of America (in each case without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including, without limitation, the State of New York, or with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Registration Statement has become effective under the 1933 Act.

     2. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

     3. The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder.

     4. To our knowledge, there are no material contracts, indentures or other documents relating to the Publicly Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     5. The Depositor is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

     6. Each of the Agreements has been duly authorized, executed and delivered by the Depositor.

     7. Each of the Agreements constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms.

     8. The Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and paid for in accordance with the Underwriting Agreement and the Certificate Purchase Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

     9. The execution, delivery and performance of the Agreements by the Depositor will not conflict with or result in a material breach, violation or acceleration of or constitute a material default under (a) the terms of any indenture or other material agreement or instrument known to us (based solely on a certification by the Depositor) to which the Depositor is a party or by which it is bound, (b) any term or provision of the certificate of incorporation or by-laws of the Depositor or (c) any federal or State of New York statute, rule or regulation of general applicability in transactions of the type contemplated by the Agreements.

     10. No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by the Depositor of the transactions contemplated by the terms of the Agreements, except such as may be required under the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Certificates by the Underwriters and the Placement Agents, as to which we express no opinion, and except such as have been obtained.

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     11. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

     12. The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "Servicing of the Underlying Mortgage Loans" and in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Governing Documents", insofar as such statements purport to summarize certain material provisions of the Certificates and the Pooling and Servicing Agreement, are accurate in all material respects.

     13. The statements set forth in the Prospectus Supplement under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Private Placement Memorandum under the headings "Certain ERISA Considerations", "Certain Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Certificates to all investors, provide in all material respects an accurate summary of such matters and conclusions set forth under such headings.

     14. As described in the Prospectus Supplement and the Private Placement Memorandum, (A) REMIC I will qualify as a real estate mortgage investment conduit (a "REMIC") within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the "REMIC Provisions") and the REMIC I Regular Interests will be "regular interests", and the REMIC I Residual Interest will constitute the sole "residual interest", in REMIC I (as both terms are defined in the REMIC Provisions in effect on the Closing Date), (B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests will be "regular interests", and the REMIC II Residual Interest will constitute the sole "residual interest", in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC III Regular Interest Certificates will evidence "regular interests", and the REMIC III Residual Interest will constitute the sole "residual interest", in REMIC III.

     15. The respective portions of the Trust consisting of Grantor Trust D, Grantor Trust E and Grantor Trust R will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

     16. Assuming (a) the accuracy of the respective representations and warranties of the Placement Agents and the Depositor contained in the Certificate Purchase Agreement, (b) the performance by the Placement Agents and the Depositor of their respective covenants contained in the Certificate Purchase Agreement, and (c) in the case of each investor that purchases Privately Offered Certificates from a Placement Agent, the accuracy of the deemed representations and warranties set forth under the caption "Notice to Investors" in the Private Placement Memorandum, the offer and sale of the Privately Offered Certificates by the Depositor to the Placement Agents, and by the Placement Agents to investors who purchase from them, in the manner contemplated in the Private Placement Memorandum, the Certificate Purchase Agreement and the Pooling and Servicing Agreement, are transactions that do not require registration of the Privately Offered Certificates under the 1933 Act.

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     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                              Very truly yours,



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                                    EXHIBIT B

               LETTER OF SIDLEY & AUSTIN PURSUANT TO SECTION 6(F)

                                November 7, 2000

DLJ Commercial Mortgage Corp.            McDonald Investments Inc.
11 Madison Avenue                        800 Superior Avenue
New York, New York  10010                Cleveland, Ohio  44114

Donaldson, Lufkin & Jenrette             Salomon Smith Barney Inc.
  Securities Corporation                 388 Greenwich Street, 11th Floor
11 Madison Avenue                        New York, New York  10013
New York, New York  10010

Prudential Securities Incorporated       Credit Suisse First Boston Corporation
One New York Plaza                       11 Madison Avenue
New York, New York  10292                New York, New York 10010

       Re: DLJ Commercial Mortgage Trust 2000-CKP1, Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1

Ladies and Gentlemen:

     We have, with the knowledge and consent of all the parties involved, acted as special counsel to Column Financial, Inc. ("Column"), DLJ Commercial Mortgage Corp. (the "Depositor"), Donaldson, Lufkin & Jenrette Securities Corp. ("DLJSC"), Prudential Securities Incorporated ("Prudential"), Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald") and Salomon Smith Barney Inc. (SSBI") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

     1. the filing by the Depositor of a registration statement on Form S-3 (No. 333-82275) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act 1933, as amended (the "Securities Act"), certain offerings of commercial mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

     2. the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of October 27, 2000 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

     3. the sale by Prudential Mortgage Capital Funding, LLC ("PMCF"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (the "PMCF Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of October 27, 2000 (the "PMCF Mortgage Loan Purchase Agreement"), between PMCF as seller,

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Prudential Mortgage Capital Company, LLC ("PMCC") as the additional party and the Depositor as purchaser;

     4. the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a third segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of October 27, 2000 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

     5. the creation of a trust fund (the "Trust Fund"), and the issuance of an aggregate $1,289,918,771 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1 (the "Certificates"), consisting of 19 classes designated Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class C, Class D, Class E and Class R, pursuant to the Pooling and Servicing Agreement dated as of November 1, 2000 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Key Corporate Capital Inc. d/b/a Key Commercial Mortgage, as master servicer and special sub-servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank Minnesota, N. A., as trustee (in such capacity, the "Trustee");

     6. the transfer of the Column Mortgage Loans, the PMCF Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust Fund, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates; and

     7. the sale by the Depositor, and the purchase by DLJSC, Prudential, CSFB, McDonald and SSBI (collectively, in such capacity, the "Underwriters"), of the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of October 27, 2000 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Column Mortgage Loan Purchase Agreement, the PMCF Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated October 17, 2000, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated October 27, 2000, specifically relating to the Trust Fund and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the

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conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the PMCF Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor and Column, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     We are delivering this letter in our capacity as special counsel to the Depositor, Column and the Underwriters. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"), and we have reviewed certain loan summaries prepared by Column in respect of the Column Mortgage Loans and, in the case of each Column Mortgage Loan with a Cut-off Date Balance in excess of $27.5 million, the related Mortgage Note and Mortgage. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (x) any financial statements, schedules and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom or (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the PMCF Mortgage Loans, the KeyBank Mortgage Loans and/or the Borrowers and Mortgaged Properties relating to the PMCF Mortgage Loans and the KeyBank Mortgage Loans. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor, Column and the Underwriters in connection with the determination of materiality.

     When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley & Austin attorneys currently practicing law with this firm who have been involved in any material respect in representing any of the Depositor,

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Column or the Underwriters in connection with the Transactions. We call to your attention that, with your knowledge and consent, except as described above, such Sidley & Austin attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

     The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or belief expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                             Very truly yours,

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